Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events
Subsequent events

30.Subsequent events

On 9 October 2023 CMPL received a variation notification from the NSW Government Resource Regulator to increase the performance guarantees to secure funding for the fulfilment of rehabilitation obligations on CML 5 (being the CSA Mine’s key tenement), from AU$36,803 thousand ($24,500 thousand) to AU$44,031 thousand ($29,311 thousand). On 9 November 2023, Glencore Operations Australia and the Company entered into further contractual commitments whereby Glencore Operations Australia agreed to provide the performance guarantee for this increased amount, until the earlier of the Company refinancing its senior debt and 16 June 2024. Whilst Glencore Operations Australia will provide the relevant performance guarantees, the Company and CMPL will be responsible for any liability or call on the guarantees.

On 17 October 2023, the Company announced that it entered into subscription agreements with certain existing and new accredited investors to sell and issue an aggregate of 1,827,096 ordinary shares, par value $0.0001 per share, at a price of $11.00 per ordinary share, for aggregate gross proceeds of approximately $20,098 thousand through a private placement financing. The net proceeds from the financing will be used to accelerate exploration drilling and mine development at the CSA mine, for working capital and general corporate purposes.

Other than the matters mentioned above, there have been no events subsequent to balance sheet date which would have a material effect on the Group’s unaudited consolidated financial statements at 30 June 2023.